                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



 Date of Report                                       January 29, 2001
 (Date of earliest event reported)                    January 29, 2001


                            Kankakee Bancorp, Inc.
            (Exact name of Registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


        1-13676                                       36-3846489
 (Commission File Number)               (I.R.S. Employer Identification Number)



 310 South Schuyler Avenue, Kankakee, Illinois                    60901
    (Address of principal executive offices)                    (Zip Code)



                                (815) 937-4440
             (Registrant's telephone number, including area code)

Item 5.  Other Information

On January 29, 2001, Kankakee Bancorp, Inc. issued a news release announcing its earnings for the quarter ending December 31, 2000, its payment of a quarterly dividend to its stockholders and the date of its annual meeting of stockholders. The news release is attached hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Financial Statements of Business Acquired.
               -----------------------------------------

               None.

          (b)  Pro Forma Financial Information.
               -------------------------------

               None.

          (c)  Exhibits.
               --------

               99.1  News Release dated January 29, 2001

                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     KANKAKEE BANCORP, INC.



Dated: January 29, 2001              By: /s/ Ronald J. Walters
                                         --------------------------
                                             Ronald J. Walters
                                             Vice President and Treasurer

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